UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: January 14, 2016

Commission File Number 000-54524

APPIPHANY TECHNOLOGIES HOLDINGS CORP.
 (Name of small business issuer in its charter)

Nevada	000-54524	30-0678378
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 West Broadway, Suite 700
Salt Lake City UT 84101
 (Address of principal executive offices)

(385) 212-3305
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 14, 2016, Appiphany Technologies Holdings Corp. (the "Registrant") entered into an Asset Purchase and Sale Agreement with Media Convergence Group LLC, (MCG) through which the Registrant secured certain of MCG's key accounts and other assets. MCG specializes in custom solutions based on its integrated Digital Forensic Marker™ and Track and Trace technologies with applications in brand authentication, anticounterfeiting, loss prevention and secure supply chain management. Consideration paid by the Registrant to MCG under the Asset Purchase and Sale Agreement consisted of 20,000,000 shares. The Asset Purchase and Sale Agreement closed on January 14, 2016.

Item 9.01 Exhibits

10.1            Asset Purchase and Sale Agreement with Media Convergence Group, LLC

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

Dated: February 25, 2016	/s/ Rob Sargent
By: Rob Sargent
Its: Chief Executive Officer